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Exhibit 21

Subsidiaries of Tenet Healthcare Corporation

        All of the following subsidiaries are 100% owned by Tenet Healthcare Corporation unless otherwise indicated.

Assured Investors Life Company

H.F.I.C. Management Company, Inc.

Tenet HealthSystem International, Inc.

  (a)
  N.M.E. International (Cayman) Limited (Cayman Islands, B.W.I.)

  (b)
  HUG Services, Inc. (owned 21.85% by Tenet Healthcare Corporation; 3.23% by Tenet HealthSystem Medical, Inc.; 67.42% by N.M.E. International (Cayman) Limited; and 7.5% by non-Tenet shareholders)

  (a)
  Tenet UK Properties Limited

  (a)
  The Healthcare Insurance Corporation

NME Headquarters, Inc.

NME Properties Corp.

  (a)
  NME Properties, Inc.

  (b)
  Lake Health Care Facilities, Inc.

  (b)
  NME Properties West, Inc.

  (a)
  NME Property Holding Co., Inc.

  (a)
  Tenet HealthSystem SNF-LA, Inc.

NME Psychiatric Hospitals, Inc.

  (a)
  The Huron Corporation

NME Psychiatric Properties, Inc.

  (a)
  P.I.A. Slidell, Inc.

  (a)
  Regent Hospital, Inc.

  (a)
  Springwood Residential Treatment Centers, Inc.

  (a)
  Tucson Psychiatric Institute, Inc.

NME Rehabilitation Hospitals, Inc.

NME Rehabilitation Properties, Inc.

  (a)
  Pinecrest Rehabilitation Hospital, Inc.

  (a)
  R.H.S.C. El Paso, Inc.

  (a)
  R.H.S.C. Modesto, Inc.

  (a)
  R.H.S.C. Prosthetics, Inc.

  (a)
  Tenet HealthSystem Pinecrest Rehab, Inc.

NorthShore Hospital Management Corporation

Syndicated Office Systems

TH AR, Inc.

TenetCare, Inc.

  (a)
  TenetCare California, Inc.

  (b)
  TenetCare La Quinta, Inc.

  (b)
  TenetCare La Quinta ASC, L.P. (50% TenetCare California, Inc. and 50% TenetCare La Quinta, Inc.)

  (b)
  TenetCare Red Bluff, Inc.

  (b)
  Red Bluff ASC, L.P. (50% TenetCare California, Inc. and 50% TenetCare Red Bluff, Inc.)

  (a)
  TenetCare Frisco, Inc.

  (b)
  Centennial ASC, L.P. (1% GP TenetCare Frisco, Inc. and 99% LP Tenet Hospitals Limited)

  (a)
  TenetCare Missouri, Inc.

  (b)
  Sunset Hills ASC, L.P. (50% TenetCare Missouri, Inc. and 50% TenetCare Sunset Hills, Inc.)

  (b)
  TenetCare Sunset Hills, Inc.

  (a)
  TenetCare Tennessee, Inc.

Tenet Healthcare Foundation

Tenet HealthSystem Holdings, Inc.

  (a)
  Tenet HealthSystem Medical, Inc.

  (b)
  American Medical (Central), Inc.

  (c)
  Amisub (Twelve Oaks), Inc.

  (c)
  Amisub (Heights), Inc.

  (c)
  Lifemark Hospitals, Inc.

  (d)
  Amisub of Texas, Inc.

  (d)
  Houston Network, Inc.

  (d)
  Houston Specialty Hospital, Inc.

  (d)
  Lifemark Hospitals of Florida, Inc.

  (e)
  Florida Care Connect, Inc.

  (e)
  Hospital Constructors, Ltd.—ownership—GP: Lifemark Hospitals of Florida, Inc. (88%)
  LP: Eastern Professional Properties, Inc. (12%)

  (d)
  Lifemark Hospitals of Louisiana, Inc.

  (e)
  Kenner Regional Clinical Services, Inc.

  (d)
  Lifemark Hospitals of Missouri, Inc.

          (e)
          Lifemark RMP Joint Venture—ownership—Lifemark Hospitals of Missouri, Inc. (50%),
          RMP, L.L.C. (50%)

        (d)
        Tenet Investments-Kenner, Inc.

        (d)
        TH Healthcare, Ltd.—ownership—GP: Lifemark Hospitals (1%)
        LP: Amisub of Texas, Inc. (70.1%)
        LP: Amisub (Heights), Inc. (10.3%)
        LP: Amisub (Twelve Oaks), Inc. (18.6%)

        (e)
        NMC Lessor, L.P. (99% LP-TH Healthcare, Ltd.; 1% GP-Tenet HealthSystem Nacogdoches ASC LP, Inc.)

        (e)
        NMC Investors, Ltd. (49% LP-TH Healthcare, Ltd.; 51% non-Tenet)

      (c)
      Tenet Employment, Inc.

    (b)
    American Medical Home Care, Inc.

    (b)
    AMI Ambulatory Centres, Inc.

    (c)
    Ambulatory Care—Broward Development Corp.

    (c)
    Concentra New Orleans, L.L.C.—ownership—AMI Ambulatory Centres, Inc. (49%)
    Concentra Health Services, Inc. (51%)

    (b)
    AMI Diagnostic Services, Inc.

    (c)
    UCSD, Medical Center-AMI Magnetic Resonance Diagnostic Center, LP (50% GP)

    (b)
    AMI Information Systems Group, Inc.

    (c)
    American Medical International N.V.

    (b)
    AMI/HTI Tarzana Encino Joint Venture—ownership—Tenet HealthSystem Medical, Inc. (30%)
    Amisub of California, Inc. (26%); New H Acute, Inc. (12%)
    AMI Information Systems Group, Inc. (7%)
    Encino Hospital Corporation (25%)

    (b)
    Amisub (Florida Ventures), Inc.

    (c)
    Lauderdale Clinical Services, Inc.

    (b)
    Tenet Home Care Tampa/St. Pete, Inc.

    (b)
    Amisub (Hilton Head), Inc.

    (c)
    Hilton Head Health System, L.P.—ownership—Amisub (Hilton Head), Inc. (79%)
    Tenet Physician Services—Hilton Head, Inc. (21%)

    (b)
    Amisub (Irvine Medical Center), Inc.

    (b)
    Amisub (North Ridge Hospital), Inc.

    (c)
    FL Health Complex, Inc.

    (c)
    North Ridge Partners, Inc.

    (b)
    Amisub (Saint Joseph Hospital), Inc.

      (c)
      Creighton Saint Joseph Regional HealthCare System, L.L.C.—ownership—Amisub (Saint Joseph Hospital), Inc. (74.06%)
      Creighton Healthcare, Inc. (25.94%)

    (b)
    Amisub (SFH), Inc.

    (c)
    Saint Francis Surgery Center, L.L.C.

    (c)
    TenetCare Memphis, L.L.C.

    (c)
    Tenet HealthSystem SF-SNF, Inc.

    (b)
    Amisub of California, Inc.

    (b)
    Amisub of North Carolina, Inc.

    (c)
    American Homepatient of Sanford, LLC (50% member interest)

    (c)
    Central Carolina Ambulatory Surgery Center, LLC

    (c)
    CENCARE, Inc.—ownership—Physicians (50%); Amisub of North Carolina, Inc. (50%)

    (b)
    Amisub of South Carolina, Inc.

    (c)
    Piedmont Medical Equipment, G.P.—ownership—Amisub of South Carolina, Inc. (50%)
    America Home Patient, Inc. (50%)

    (c)
    Rock Hill Surgery Center, L.P.—ownership—Amisub of South Carolina, Inc. (72%)
    Surgical Center of Rock Hill (28%)

    (c)
    Tenet Rehab Piedmont, Inc.

    (d)
    Piedmont Healthsouth Rehabilitation, LLC (2.5% member interest)

    (c)
    Piedmont/Carolina's Radiation Therapy, LLC (50% member interest)

    (b)
    Brookwood Center Development Corporation

    (c)
    BWP Associates, Ltd.—ownership—Brookwood Center Development Corporation (80%)
    Brookwood Development, Inc. (20%)

    (c)
    Concentra Birmingham, L.L.C.—ownership—Brookwood Center Development Corporation (49%)
    Concentra Health Services, Inc. (51%)

    (c)
    Hoover Doctors Group, Inc.

    (c)
    Medplex Land Associates—ownership—Brookwood Center Development Corporation (49%)
    Hoover Doctors' Group II (51%)

    (c)
    Medplex Outpatient Medical Centers, Inc.

    (c)
    Medplex Outpatient Surgery Center, Ltd.—ownership—Others (15%)
    Brookwood Center Development Corporation (8% GP, 73.765 LP);
    Hoover Doctors Group, Inc. (1% LP);
    Medplex Outpatient Medical Centers, Inc. (1% LP)

    (c)
    NSC Phase 31, LLC (49% member interest)

    (b)
    Brookwood Development, Inc.

    (c)
    Alabama Health Services (St. Clair), L.L.C.—ownership—(50%)

    (b)
    Brookwood Health Services, Inc.

    (b)
    Brookwood Parking Associates, Ltd.—ownership—(99%)

    (b)
    Columbia Land Development, Inc.

    (b)
    Cumming Medical Ventures, Inc.

    (b)
    East Cooper Community Hospital, Inc.

    (b)
    Eastern Professional Properties, Inc.

    (b)
    Florida Health Network, Inc.

    (b)
    Frye Regional Medical Center, Inc.

    (c)
    Catawba Valley Heart Management Services, LLC (50% member interest)

    (c)
    Catawba Valley Radiation Oncology Management, LLC (50% member interest)

    (c)
    Catawba Valley Imaging Services, LLC (50% member interest)

    (c)
    FryeCare Outpatient Imaging, L.L.C.

    (c)
    Frye Home Infusion, Inc.

    (c)
    Guardian Health Services, L.L.C.

    (c)
    Piedmont Health Alliance, Inc.—ownership—(50%)

    (c)
    Shared Medical Ventures, L.L.C.—ownership—(33 1/3%)

    (d)
    Mobile Imaging Services, L.L.C.

    (c)
    Tate Surgery Center, LLC

    (c)
    Viewmont Surgery Center, L.L.C.

    (b)
    Hot Springs NPMC, Inc.

    (c)
    Hot Springs Outpatient Surgery, G.P.—ownership—Hot Springs NPMC, Inc. (50%)
    Hot Springs Outpatient Surgery (50%)

    (b)
    Kenner Regional Medical Center, Inc.

    (b)
    Medical Center of Garden Grove, Inc.

    (c)
    Orange County Kidney Stone Center, L.P.—ownership—Medical Center of Garden Grove, Inc. (42.5805%)
    OCKSC Assoc., Inc. & 11 others (57.4195%)

    (c)
    Orange County Kidney Stone Center Assoc., G. P.—ownership—Physicians (67.9%)
    Medical Center of Garden Grove, Inc. (32.1%)

    (b)
    National Medical Services III, Inc.

    (b)
    National Medical Services IV, Inc.

    (b)
    New H Acute, Inc.

    (b)
    North Fulton Imaging Ventures, Inc.

    (b)
    North Fulton Medical Center, Inc.

    (c)
    Coalition for Hospital Choice, Inc.

    (c)
    Northwoods Surgery Center, LLC

    (c)
    NorthPoint Health System, Inc.

    (c)
    Northwoods Member, Inc.

    (b)
    North Fulton MOB Ventures, Inc.

    (c)
    North Fulton Professional Building I, L.P.—ownership—(16.407% LP)

    (b)
    Occupational Health Medical Services of Florida, Inc.

    (b)
    Palm Beach Gardens Community Hospital, Inc.

    (c)
    Diagnostic Associates of Palm Beach Gardens, Ltd.—ownership—(80% GP)

    (c)
    Gardens Surgery Center of Palm Beach County, Ltd.—ownership—0.5% GP; 49.5% LP

    (b)
    Physicians Development, Inc.

    (b)
    Piedmont Urgent Care and Industrial Health Centers, Inc.

    (c)
    Piedmont East Urgent Care Center, L.L.C.

    (c)
    Piedmont Urgent Care Center at Baxter Village, LLC

    (c)
    Piedmont West Urgent Care Center LLC

    (c)
    Walker Medical Center, LLC

    (b)
    Professional Healthcare Systems Licensing Corporation

    (b)
    ProMed Pharmicenter, Inc.

    (b)
    Quality Medical Management, Inc.

    (c)
    Sterling Healthcare Management, LLC

    (b)
    Roswell Medical Ventures, Inc.

    (c)
    North Fulton Parking Deck, L.P. (79.672% GP, 10.164% LP)

    (b)
    Russellville St. Mary's, Inc.

    (b)
    San Dimas Community Hospital

    (b)
    Searcy Central, Inc.

    (b)
    SEMO Medical Management Company, Inc.

    (b)
    Sierra Vista Hospital, Inc.

    (b)
    South Carolina Health Services, Inc.

    (b)
    Stonecrest Medical Center Corporation

    (b)
    Tenet Caldwell Family Physicians, Inc.

    (b)
    Tenet Choices, Inc.

    (b)
    Tenet DISC Imaging, Inc.

    (b)
    Tenet East Cooper Spine Center, Inc.

    (b)
    Tenet Finance Corp.

    (b)
    Tenet Good Samaritan, Inc.

    (b)
    Tenet Gulf Coast Imaging, Inc.

    (b)
    Tenet Health Network, Inc.

    (b)
    Tenet HealthSystem Bartlett, Inc.

    (b)
    Tenet HealthSystem GB, Inc.

    (c)
    Sheffield Educational Fund, Inc.

    (b)
    Tenet HealthSystem Lloyd Noland Medical, Inc.

    (c)
    Hueytown Medical Clinic, LLC (49% member interest)

    (b)
    Tenet HealthSystem Lloyd Noland Properties, Inc.

    (b)
    Tenet HealthSystem Nacogdoches ASC GP, Inc.

    (c)
    NMC Lessor, L.P.—ownership—GP:Tenet HealthSystem Nacogdoches ASC GP, Inc. (1%);
    LP: TH Healthcare, Ltd. (99%)

    (c)
    NMC Surgery Center, L.P.

    (b)
    Tenet HealthSystem Nacogdoches ASC LP, Inc.

    (b)
    Tenet HealthSystem North Shore, Inc.

    (c)
    Bayshore Medical Equipment Partners (33 1/3% GP interest)

    (c)
    North Shore Physician Hospital Organization (50%)

    (c)
    Tenet HealthSystem North Shore (BME), Inc.

    (b)
    Tenet HealthSystem Philadelphia, Inc.

    (c)
    Delaware Valley Physician Alliance, Inc. (50%)

    (c)
    Philadelphia Charitable Holdings Corporation

    (c)
    Philadelphia Health & Education Corporation

    (c)
    Tenet HealthSystem Bucks County, LLC

    (c)
    Tenet HealthSystem City Avenue, LLC

    (c)
    Tenet HealthSystem Elkins Park, LLC

    (c)
    Tenet HealthSystem Graduate, LLC

    (c)
    Tenet HealthSystem Hahnemann, LLC

    (c)
    Tenet HealthSystem Parkview, LLC

    (c)
    Tenet HealthSystem Roxborough, LLC

    (c)
    Tenet HealthSystem Roxborough MOB, LLC

    (c)
    Tenet HealthSystem St. Christopher Hospital for Children, LLC

    (d)
    SCHC Pediatric Associates, LLC

      (c)
      Tenet Home Services, L.L.C.

      (c)
      Tenet Medical Equipment Services, LLC

      (c)
      TPS of PA, L.L.C.

      (d)
      TPS II of PA, L.L.C.

      (d)
      TPS III of PA, L.L.C.

      (d)
      TPS IV of PA, L.L.C.

      (d)
      TPS V of PA, L.L.C.

    (b)
    Tenet HealthSystem SGH, Inc.

    (b)
    Tenet HealthSystem SL, Inc.

    (c)
    ER Physicians Group at SLUH, LLC

    (b)
    Tenet HealthSystem SL-HLC, Inc.

    (c)
    Concentra St. Louis, L.L.C.—ownership—Tenet HealthSystem SL-HLC, Inc. (49%)
    Concentra Health Services, Inc. (51%)

    (b)
    Tenet HealthSystem Spalding, Inc.

    (c)
    Spalding Health System, L.L.C.—ownership—(49.836%)

    (c)
    Spalding Medical Ventures, L.P.

    (c)
    Tenet EMS/Spalding 911, LLC—ownership—(64.1%)

    (b)
    Tenet Healthcare-Florida, Inc.

    (c)
    TCC Partners—ownership—MGP: Tenet Healthcare-Florida, Inc. (51%);
    GP: The Cleveland Clinic (49%)

    (b)
    Tenet Carolina Internal Medicine, Inc.

    (b)
    Tenet Investments, Inc.

    (b)
    Tenet Physician Services—Hilton Head, Inc.

    (b)
    Tenet St. Mary's, Inc.

    (b)
    Tenet South Fulton, Inc.

    (c)
    Tenet South Fulton Health Care Centers, Inc.

    (b)
    Tenet West Palm Outreach Services, Inc.

    (b)
    Tenet West Palm Real Estate, Inc.

    (c)
    Flagler Waterview, Ltd.—ownership—(3.4% LP)

    (c)
    G.S. North, Ltd—ownership—(1% GP) and (93.03% LP)

    (b)
    T.I. EMA, Inc.

    (c)
    T.I. EMA, LLC—ownership—T.I. EMA, Inc. (51%)

Tenet HealthSystem Hospitals, Inc.

  (a)
  Alvarado Hospital Medical Center, Inc.

  (a)
  Redding Medical Center, Inc.

  (a)
  Tenet D.C., Inc.

Tenet HealthSystem HealthCorp

  (a)
  OrNda Hospital Corporation

  (b)
  AHM Acquisition Co., Inc.

  (c)
  OrNda Investments, Inc.

  (d)
  AHM CGH, Inc.

  (d)
  AHM GEMCH, Inc.

  (d)
  AHM SMC, Inc.

  (d)
  CHHP, Inc.

  (d)
  Monterey Park Hospital

  (d)
  NLVH, Inc.

  (b)
  Biltmore Surgery Center, Inc.

  (b)
  Commonwealth Continental Health Care, Inc.

  (b)
  Commonwealth Continental Health Care III, Inc.

  (b)
  Coral Gables Hospital, Inc.

  (c)
  CGH Hospital, Ltd.—ownership—GP: Coral Gables Hospital, Inc. (99.913%)
  LP: FMC Medical, Inc. (0.087%)

  (b)
  CVHS Hospital Corporation

  (b)
  Cypress Fairbanks Medical Center, Inc.

  (c)
  New Medical Horizons II, Ltd.—ownership—GP: Cypress Fairbanks Medical Center, Inc. (5%)
  LP: Tenet HealthSystem CFMC, Inc. (95%)

  (b)
  FMC Acquisition, Inc.

  (c)
  FMC Hospital, Ltd.—ownership—GP: FMC Acquisition, Inc. (36.182%)
  LP: MCF, Inc. (63.818%)

  (b)
  FMC Medical, Inc.

  (b)
  Fountain Valley Imaging Corporation

  (b)
  Fountain Valley Regional Hospital and Medical Center, Inc.

  (b)
  GCPG, Inc.

  (c)
  Garland Community Hospital, Ltd.—ownership—GP: GCPG, Inc. (1%)
  LP: Republic Health Corporation of Mesquite (99%)

  (c)
  Garland MOB Properties, LLC

  (b)
  Gulf Coast Community Hospital, Inc.

  (c)
  Gulf Coast Community Health Care Systems, Inc.

      (c)
      Gulf Coast Outpatient Surgery Center, LLC—ownership—Gulf Coast Community Hospital, Inc. (50%)
      11 Physicians (50%)

      (c)
      Gulf Coast, PHO, LLC—ownership—Gulf Coast Community Hospital, Inc. (50%)
      Medical Center and Coastal IPA, LLC (50%)

      (c)
      Tenet Physician Services of Mississippi, L.L.C.

    (b)
    Harbor View Health Systems, Inc.

    (c)
    Harbor View Health Partners, L.P.—ownership—GP: Harbor View Health Systems, Inc. (50%)
    LP: Republic Health Corporation of San Bernardino (50%)

    (b)
    Health Resources Corporation of America—California

    (b)
    Houston Northwest Medical Center, Inc.

    (c)
    Community Health Providers

    (c)
    HNMC, Inc.

    (d)
    Houston Northwest Radiotherapy Center, L.L.C.—ownership—HNMC, Inc., managing member (6.79%);
    Doctors Group, member (93.21%)

    (d)
    Houston Rehabilitation Associates—ownership—GP: HNMC, Inc. (20%)
    LP: Doctors Group (80%)

    (d)
    HNW GP, Inc.

    (e)
    Houston Northwest Partners, Ltd—ownership—GP: HNW GP, Inc. (1%)
    LP: HNW LP, Inc. (99%)

    (d)
    HNW LP, Inc.

    (c)
    Northwest Community Health Network

    (c)
    Northwest Houston Providers Alliance, Inc.

    (b)
    Indianapolis Health Systems, Inc.

    (b)
    MCF, Inc.

    (c)
    Bone Marrow/Stem Cell Transplant Institute of Florida, Inc.

    (d)
    Bone Marrow/Stem Cell Transplant Institute of Florida, Ltd.—ownership—GP: Bone Marrow/Stem Cell Transplant Institute of Florida, Inc. (51%)
    LP: Stem Cell, Inc. (49%)

    (b)
    MHA IPA, Inc.

    (b)
    Midway Hospital Medical Center, Inc.

    (b)
    OrNda FMC, Inc.

    (b)
    OrNda of South Florida Holdings, Inc.

    (b)
    Republic Health Corporation of Indianapolis

      (c)
      Winona Memorial Hospital Limited Partnership—ownership—Republic Health Corporation of Indianapolis (99.9%);
      Tenet Healthsystem HealthCorp (0.01%)

    (b)
    Republic Health Corporation of Mesquite

    (b)
    Republic Health Corporation of Rockwall County

    (c)
    Lake Pointe GP, Inc.

    (d)
    Lake Pointe ASC GP, Inc.

    (d)
    Lake Pointe Partners, Ltd.—ownership—GP: Lake Pointe GP, Inc. (1%)
    LP: Lake Pointe Investments, Inc. (99%)

    (c)
    Lake Pointe Investments, Inc.

    (d)
    Lake Pointe Rockwall ASC, LP—ownership—GP: Lake Pointe Rockwall ASC GP, Inc. (1%)
    LP: Lake Pointe Investments, Inc. (99%)

    (b)
    Republic Health Corporation of San Bernardino

    (b)
    GCH Interest, Ltd.—ownership—(formerly owned by: Republic Health Corporation of Texas (51%)) due to dissolution, transfer to FMC Acquisition, Inc.
    Garland Community Hospital, Ltd. (49%)

    (b)
    Republic Health Partners, Inc.

    (b)
    RHC Parkway, Inc.

    (c)
    Medi-Health of Florida, Inc.

    (c)
    North Miami Medical Center, Ltd.—ownership—RHC Parkway, Inc. (85.91%)
    Commonwealth Continental Health Care, Inc. (14.09%)

    (d)
    Parkway Professional Plaza Condominium Association, Inc. (56%)

    (c)
    OrNda of South Florida Services Corporation

    (b)
    RHCMS, Inc.

    (b)
    S.C. Management, Inc.

    (b)
    Saint Vincent Healthcare System, Inc.

    (c)
    OHM Services, Inc.

    (c)
    Saint Vincent Hospital, Inc

    (d)
    Saint Vincent Hospital, L.L.C.

    (b)
    Santa Ana Hospital Medical Center, Inc.

    (b)
    SHL/O Corp.

    (b)
    Tenet HealthSystem CFMC, Inc.

    (b)
    Tenet HealthSystem CM, Inc.

    (b)
    Tenet HealthSystem QA, Inc.

    (c)
    Commercial Healthcare of California, Inc.

    (b)
    Tenet HealthSystem Metro GP, Inc.

    (b)
    TriLink Provider Services Organization, Inc.

    (b)
    UWMC Hospital Corporation

    (c)
    Santa Ana Radiology General Partnership (40% GP interest)

    (b)
    West Los Angeles Health Systems, Inc.

    (c)
    Brotman Partners, L.P.—ownership—GP: West Los Angeles Health Systems, Inc. (44.25%)
    LP: OrNda Investments, Inc. (55.75%)

    (d)
    Western Imaging Medical Group (40% LP interest)

    (b)
    Whittier Hospital Medical Center, Inc.

  (a)
  Tenet HealthSystem MW, Inc.

  (b)
  MW Hospitals, LP, Inc.

  (b)
  Tenet MetroWest Healthcare System, Limited Partnership—ownership—GP: Tenet HealthSystem MW, Inc. (79.9%); LP:MW Hospitals LP, Inc. (20.01%)

Tenet Hospitals, Inc.

  (a)
  Tenet Alabama, Inc.

  (a)
  Tenet California, Inc.

  (b)
  Airmed, II, Inc.

  (b)
  Century City Hospital, Inc.

  (b)
  Community Hospital of Los Gatos, Inc.

  (c)
  Los Gatos Multi-Specialty Group, Inc.

  (b)
  Doctors Hospital of Manteca, Inc.

  (b)
  Doctors Medical Center-San Pablo/Pinole, Inc.

  (b)
  Doctors Medical Center of Modesto, Inc.

  (c)
  Yosemite Medical Clinic, Inc.

  (b)
  Garfield Medical Center, Inc.

  (b)
  JFK Memorial Hospital, Inc.

  (b)
  Lakewood Regional Medical Center, Inc.

  (b)
  Los Alamitos Medical Center, Inc.

  (b)
  Manteca Medical Management, Inc.

  (b)
  National Med, Inc.

  (b)
  National Medical Ventures, Inc.

  (c)
  Litho I, Ltd.—ownership—National Medical Ventures, Inc. (63.25%); Physicians (36.75%)

      (c)
      McHenry Surgery Center Partners, LP—ownership—National Medical Ventures, Inc. (99%);
      Tenet California, Inc. (1%)

    (b)
    Placentia-Linda Hospital, Inc.

    (b)
    San Ramon Regional Medical Center, Inc.

    (b)
    San Ramon ASC, Inc.

    (b)
    San Ramon ASC, L.P.

    (b)
    Tenet California Nurse Resources, Inc.

    (b)
    Tenet California Medical Ventures I, Inc.

    (b)
    Tenet El Mirador Surgical Center, Inc.

    (b)
    Tenet HealthSystem Desert, Inc.

    (b)
    Tenet HealthSystem DFH, Inc.

    (b)
    Tenet HealthSystem Norris, Inc.

    (b)
    Twin Cities Community Hospital, Inc.

    (b)
    USC University Hospital, Inc.

  (a)
  Tenet Florida, Inc.

  (b)
  Delray Medical Center, Inc.

  (b)
  Hollywood Medical Center, Inc.

  (b)
  National Medical Services, Inc.

  (c)
  Barron, Barron & Roth, Inc.

  (b)
  National Medical Services II, Inc.

  (b)
  NMV-II, Inc.

  (c)
  Delray Outpatient Surgery & Laser Center, Ltd.—ownership—NMV-II, Inc. (60%); Others (40%)

  (b)
  Palmetto Physician Practices, Inc.

  (b)
  Tenet Dimension Holding Company, Inc.

  (b)
  Tenet Hialeah HealthSystem, Inc.

  (c)
  Edgewater Provider Insurance Company, Ltd.

  (c)
  Hialeah Real Properties, Inc.

  (c)
  Tenet Hialeah (H.H.A.) HealthSystem, Inc.

  (c)
  Tenet Hialeah (ASC) HealthSystem, Inc.

  (d)
  Hialeah Ambulatory Care Center J.V.—Ownership (66.67%)

  (d)
  Hialeah Ambulatory Care Center, Inc. (66.67%)

  (c)
  Tenet Home Care of South Florida, Inc.

  (b)
  Tenet Network Management, Inc.

    (b)
    West Boca Medical Center, Inc.

    (b)
    WBMC Investors, Ltd. (2.2766% limited partner interest)

    (b)
    Siemens West Boynton, Ltd. (45.7827% limited partner interest)

  (a)
  Tenet Georgia, Inc.

  (b)
  Jackson Medical Center, LLC

  (a)
  Tenet Louisiana, Inc.

  (b)
  Diagnostic Imaging Services, Inc.

  (b)
  Doctors Hospital of Jefferson, LLC

  (b)
  Meadowcrest Hospital, Inc.

  (b)
  Meadowcrest Hospital, LLC

  (b)
  NorthShore Regional Medical Center, Inc.

  (b)
  NorthShore Regional Medical Center, LLC

  (b)
  Physician Network Corporation of Louisiana, Inc.

  (b)
  St. Charles General Hospital, Inc.

  (b)
  St. Charles General Hospital, LLC

  (b)
  Tenet HealthSystem Surgical, LLC

  (b)
  Tenet HealthSystem Memorial Medical Center, Inc.

  (c)
  Tenet Mid City Medical, LLC

  (b)
  Tenet Jefferson, Inc.

  (b)
  Tenet Slidell of Louisiana, Inc.

  (b)
  New Orleans Regional Physician Hospital Organization, Inc. (11.1% member interest)

  (a)
  Tenet Massachusetts, Inc.

  (a)
  Tenet Missouri, Inc.

  (b)
  MHJ, Inc.

  (b)
  Tenet HealthSystem DI, Inc.

  (c)
  Alliance for Community Health, LLC (68% member interest)

  (c)
  Mid County MRI, LLC (50% member interest)

  (c)
  Premier Emergency Physicians, LLC

  (c)
  St. Louis I Investors, Ltd. (49% LP interest)

  (c)
  U.S. Center for Sports Medicine, LLC

  (b)
  Tenet St. Alexius Hospital, Inc.

  (b)
  Tenet St. Alexius Hospital Physicians, Inc.

  (a)
  Tenet North Carolina, Inc.

  (b)
  Healthpoint of North Carolina, L.L.C.

    (b)
    Tenet Claremont Family Medicine, L.L.C.

    (b)
    Tenet Unifour Urgent Care Center, L.L.C.

  (a)
  Tenet South Carolina, Inc.

  (b)
  Tenet Fort Mill, Inc.

  (a)
  Tenet Tennessee, Inc.

  (b)
  National Medical Hospital of Tullahoma, Inc.

  (b)
  National Medical Hospital of Wilson County, Inc.

  (c)
  Lebanon Diagnostic Imaging Center, LLC

  (c)
  Tenet Lebanon Surgery Center, LLC

  (c)
  Wilson County Management Services, Inc.

  (a)
  Tenet Texas, Inc.

  (b)
  Eastside ASC GP, Inc.

  (c)
  Eastside Surgery, L.P.

  (b)
  EPHC, Inc.

  (b)
  Greater El Paso Healthcare Enterprises, Inc.

  (b)
  Houston Sunrise Investors, Inc.

  (b)
  Sierra Providence Healthcare Enterprises, Inc.

  (b)
  Sierra Providence Health Network, Inc.

  (b)
  Tenet El Paso, Ltd.—ownership— GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

  (b)
  Tenet HealthSystem Hospitals Dallas, Inc.

  (b)
  Tenet Hospitals Limited—ownership—GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

  (b)
  Tenet Patient Financial Services, Inc.

  (b)
  Tenetsub Texas, Inc.

  (c)
  Tenet Frisco, Ltd.—ownership—GP: Tenet Texas, Inc. (1%); LP: Tenetsub Texas, Inc. (99%)

T.I. Edu, Inc.

  (a)
  DigitalMed, Inc.

T.I. GPO, Inc.

  (a)
  Broadlane, Inc. (46%)

Wilshire Rental Corp.

  (a)
  Hitchcock State Street Real Estate, Inc.

QuickLinks

  Exhibit 21
Subsidiaries of Tenet Healthcare Corporation